Exhibit 99.3

DuMoulin Black LLP 15th Floor 1111 Howe Street Vancouver BC Canada V6E 2J3 www.dumoulinblack.com

File No.5777-037

July 8, 2025

Consent of DuMoulin Black LLP

We hereby consent to the reference to our name on the face page and under the headings “Documents Filed as Part of the U.S. Registration Statement” and “Legal Matters” in the prospectus supplement dated July 8, 2025 relating to the issuance by VERSES AI Inc. of units, which forms part of the Registration Statement on Form F-10 (File No. 333-282301).

In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

/s/ “DuMoulin Black LLP”

DuMOULIN BLACK LLP